Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    January 31, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	3/9/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    January  1, 2016 to January 31, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$9,039,231.87	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	826,870.15		3,196,570.44
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$826,870.15		$3,196,570.44

3.	Cash Disbursements
	Operations	1,462,331.98		4,830,554.77
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	74,823.60		74,823.60
	Other	0		0

	Total Cash Disbursements	$1,537,155.58		$4,905,378.37

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(710,285.43)		(1,708,807.93)

5.	Ending Cash Balance (to Form 2-C)	$8,328,946.44	(2)	$8,328,946.44	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	Vectra Bank – 5792483439	28,620.09
	ANB Bank - 2000004201	7,929,778.50

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	Vectra Bank – 5790706534	763.60

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	369,784.25

TOTAL (must agree with Ending Cash Balance above)		$8,328,946.44	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    January 1,  2016 to January 31,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
1/7/2016	Providence Energy Corporation	Joint interest billing reimbursement	$62.77
1/7/2016	Kerr-McGee	Revenue - non-operated properties	423.66
1/7/2016	HHE - AS - 2005	Joint interest billing reimbursement	20.93
1/7/2016	Yates Petroleum	Revenue - non-operated properties	62.26
1/7/2016	WPX Energy Rocky Mountain, LLC	Revenue - non-operated properties	704.21
1/7/2016	Warren Resources	Joint interest billing reimbursement	69,648.67
1/7/2016	BreitBurn Operating LP	Revenue - non-operated properties	4,439.45
1/7/2016	John Lockridge	Joint interest billing reimbursement	14,059.59
1/7/2016	Continental Resources, Inc.	Revenue - non-operated properties	3,057.20
1/7/2016	Chevron U.S.A. Inc.	Revenue - non-operated properties	2,536.17
1/7/2016	GMT Exploration Co, LLC	Revenue - non-operated properties	5,098.49
1/8/2016	Eastern Washakie Midstream LLC	Revenue - Fuel usage income	44,614.94
1/8/2016	Societe Generale/New York	Settlement of natural gas hedges	59,524.30
1/19/2016	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	130.86
1/19/2016	Keith L Mohn & Marlene Mohl	Joint interest billing reimbursement	124.44
1/19/2016	Dinosaur Petroleum LLC	Joint interest billing reimbursement	189.95
1/19/2016	Mike Bonds	Joint interest billing reimbursement	131.81
1/19/2016	Thunder Oil and Gas	Joint interest billing reimbursement	7.87
1/19/2016	PRE Resources Rockies L.P.	Revenue - non-operated properties	557.37
1/19/2016	Chinn Family LTD Partnership	Joint interest billing reimbursement	12.16
1/19/2016	Jackal Oil Company	Joint interest billing reimbursement	10.47
1/19/2016	Oasis Petroleum North America	Revenue - non-operated properties	1,232.60
1/21/2016	Encana Oil & Gas (USA) Inc	Revenue - non-operated properties	43.88
1/25/2016	ConocoPhillips Company	Revenue - non-operated properties	20,366.51
1/29/2016	Measurement Systems	Refund	1,656.94
1/29/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	46.47
1/29/2016	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	116.25
1/29/2016	Black Bear Oil Corporation	Revenue - non-operated properties	2.03
1/29/2016	Forestar Petroleum Corporation	Revenue - non-operated properties	874.50
1/29/2016	Providence Energy Corporation	Joint interest billing reimbursement	66.95
1/29/2016	K.P. Kauffman Company Inc.	Revenue - non-operated properties	182.33
1/29/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	34.04
1/29/2016	Petro Harvester	Revenue - non-operated properties	63.68
1/29/2016	SM Energy	Revenue - non-operated properties	4,355.20
1/29/2016	SM Energy	Revenue - non-operated properties	1,059.94
1/29/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,711.88
1/29/2016	Shell Trading	Revenue - non-operated properties	21,306.23
1/29/2016	HHE - AS - 2005	Joint interest billing reimbursement	17.15
1/29/2016	Statoil Oil & Gas LP	Revenue - non-operated properties	1,390.78
1/29/2016	Summit Energy LLC	Revenue - operated and non-operated properties	566,161.62
1/29/2016	Vectra Bank	Interest	763.60

		Total Cash Receipts	$826,870.15	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    January 1,  2016 to January 31,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
1/4/2016	43780	Anadarko E&P Onshore LLC	Joint interest billing payment	$4,105.30
1/4/2016	43781	BreitBurn Operating LP	Joint interest billing payment	4,212.28
1/4/2016	43782	Burlington Resources	Joint interest billing payment	22,064.77
1/4/2016	43783	Chaco Energy Co.	Joint interest billing payment	231.24
1/4/2016	43784	Chevron USA, Inc.	Joint interest billing payment	1,200.16
1/4/2016	43785	Continental Resources, Inc.	Joint interest billing payment	33.82
1/4/2016	43786	Forestar Petroleum Corp.	Joint interest billing payment	4,795.50
1/4/2016	43787	SM Energy	Joint interest billing payment	323.56
1/4/2016	43788	Sam Ellis	Employee expense reimbursement	891.59
1/4/2016	43789	Statoil Oil & Gas LP	Joint interest billing payment	3,462.57
1/4/2016	43790	Warren Resources	Joint interest billing payment	191,683.76
1/4/2016	43791	Yates Petroleum Corporation	Joint interest billing payment	91.62
1/4/2016	43792	Zavanna, LLC	Joint interest billing payment	623.83
1/4/2016	43793	361 Services Inc	General and administrative expenses	5,510.00
1/4/2016	43794	Alsco	Field operating expenses	830.72
1/4/2016	43795	Arthur J. Gallagher	General and administrative expenses	16,490.00
1/4/2016	43796	Burleson LLP	Professional Services	275.00
1/4/2016	43797	Christa Morris	General and administrative expenses	50.00
1/4/2016	43798	Dustin Habel	Employee expense reimbursement	129.99
1/4/2016	43799	Fed Ex	General and administrative expenses	42.42
1/4/2016	43800	Gary Grinsfelder	General and administrative expenses	3,924.27
1/4/2016	43801	Homax Oil Sales Inc.	Field operating expenses	2,397.75
1/4/2016	43802	ICO Inspection Services	Field operating expenses	1,708.55
1/4/2016	43803	Integra Telecom	General and administrative expenses	608.75
1/4/2016	43804	Nalco Company	Field operating expenses	2,076.65
1/4/2016	43805	Patrick R. Sheehan	Field operating expenses	700.00
1/4/2016	43806	Powder River Energy Group	Field operating expenses	286.67
1/4/2016	43807	RapidScale, Inc.	Field operating expenses	250.00
1/4/2016	43808	Ron's Contract Pumping Serv.	Field operating expenses	603.00
1/4/2016	43809	Rosemont WTC Denver	General and administrative expenses	19,843.96
1/4/2016	43810	SP Plus Corporation	General and administrative expenses	855.00
1/4/2016	43811	Sam Ellis	Employee expense reimbursement	3,715.18
1/4/2016	43812	Shepard's	Field operating expenses	137.53
1/4/2016	43813	Skyline Motors Inc.	Field operating expenses	450.61
1/4/2016	43814	Support.com, Inc.	General and administrative expenses	2,193.00
1/4/2016	43815	TLC Oil Tools, Inc.	Field operating expenses	534.49
1/4/2016	43816	Union Telephone Company	Field operating expenses	1,354.92
1/4/2016	43817	United Site Services of NV,Inc	Field operating expenses	573.98
1/4/2016	43818	Verizon Wireless	Field operating expenses	161.10

1/5/2016	43819	Brent Hathaway	Board Compensation	17,500.00
1/5/2016	43820	Roy G. Cohee	Board Compensation	17,500.00
1/5/2016	43821	Taylor Simonton	Board Compensation	18,750.00
1/5/2016	43822	Weatherford Artificial Lift	Field operating expenses	10,837.28
1/8/2016	43823	361 Services Inc	General and administrative expenses	8,204.50
1/8/2016	43824	Adam Fenster	Employee expense reimbursement	1,404.57
1/8/2016	43825	Alsco	Field operating expenses	386.80
1/8/2016	43826	GMT Exploration Comp. LLC	Joint interest billing payment	3,229.07
1/8/2016	43827	VOID		0.00
1/8/2016	43828	Merrill Communications LLC	Field operating expenses	530.00
1/8/2016	43829	UPS	General and administrative expenses	16.81
1/8/2016	43830	Winchester Well Service, Inc.	Field operating expenses	22,032.66
1/8/2016	43831	Bayswater Exploration & Prod	Joint interest billing payment	7.22
1/8/2016	43832	Cabot Oil & Gas Corporation	Joint interest billing payment	1.40
1/8/2016	43833	EOG Resources, Inc.	Joint interest billing payment	5.60
1/8/2016	43834	Forestar Petroleum Corp.	Joint interest billing payment	3,797.07
1/8/2016	43835	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	22.58
1/14/2016	43836	Alsco	Field operating expenses	805.20
1/14/2016	43837	Alyssa Beard	General and administrative expenses	494.40
1/14/2016	43838	Antonio Herrada	General and administrative expenses	89.00
1/14/2016	43839	Complete Energy Services, Inc.	Field operating expenses	7,870.50
1/14/2016	43840	Dnow, WY13	Field operating expenses	2,047.76
1/14/2016	43841	DrillingInfo Inc.	Field operating expenses	15,547.50
1/14/2016	43842	Dubois Telephone Exchange	Field operating expenses	248.44
1/14/2016	43843	Energy Laboratories, Inc.	Field operating expenses	162.00
1/14/2016	43844	Homax Oil Sales Inc.	Field operating expenses	1,203.32
1/14/2016	43845	KLX Energy Services LLC	Field operating expenses	2,722.61
1/14/2016	43846	Konica Minolta	General and administrative expenses	616.31
1/14/2016	43847	Natrona County Treasurer	Wyoming License Plates	1,126.92
1/14/2016	43848	Roberto Lopez-Zaragoza	Employee expense reimbursement	17.86
1/14/2016	43849	Rocky Mountain Power	Field operating expenses	1,283.19
1/14/2016	43850	Rocky Mountain Power	Field operating expenses	526.29
1/14/2016	43851	Rocky Mountain Power	Field operating expenses	114,405.80
1/14/2016	43852	Shepard's	Field operating expenses	46.43
1/14/2016	43853	Staples Advantage	General and administrative expenses	842.32
1/14/2016	43854	True Value of Rawlins	Field operating expenses	55.87
1/14/2016	43855	UPS	General and administrative expenses	234.72
1/14/2016	43856	United Site Services of NV,Inc	Field operating expenses	1,494.98
1/14/2016	43857	Bayswater Exploration & Prod	Joint interest billing payment	5.50
1/14/2016	43858	Burlington Resources	Joint interest billing payment	23,221.66
1/14/2016	43859	Whiting Oil & Gas Corp.	Joint interest billing payment	1.42
1/14/2016	43860	REDDOG Systems Inc.	General and administrative expenses	836.00
1/14/2016	43861	Weatherford Artificial Lift	Field operating expenses	21,685.16
1/15/2016	43862	Anne Wilcoxson	Payment of royalties/overrides	256.81
1/15/2016	43863	Belinda R. Ervin	Payment of royalties/overrides	128.40

1/15/2016	43864	Charlene A. Carpenter	Payment of royalties/overrides	219.15
1/15/2016	43865	Corinthian Believer Fellowship	Payment of royalties/overrides	1,027.25
1/15/2016	43866	D. L. Carpenter	Payment of royalties/overrides	107.86
1/15/2016	43867	Fritz I. Me back	Payment of royalties/overrides	38.29
1/15/2016	43868	Janice Bacon Walker	Payment of royalties/overrides	256.81
1/15/2016	43869	Kurt	Payment of royalties/overrides	91.31
1/15/2016	43870	Luna, LLC	Payment of royalties/overrides	215.72
1/15/2016	43871	M. G. Cook	Payment of royalties/overrides	107.86
1/15/2016	43872	Mark Me back	Payment of royalties/overrides	38.29
1/15/2016	43873	Mullin nix LLC	Payment of royalties/overrides	935.95
1/15/2016	43874	Paula Kay Herzog	Payment of royalties/overrides	128.40
1/15/2016	43875	Ricki Jo Slinger	Payment of royalties/overrides	38.29
1/15/2016	43876	Wesley R. Clark	Payment of royalties/overrides	256.81
1/15/2016	43877	William C. Eland	Payment of royalties/overrides	513.62
1/15/2016	43878	Pay Flex Systems USA, Inc.	General and administrative expenses	5,000.00
1/15/2016	43879	Ryan Durossette	General and administrative expenses	1,902.00
1/21/2016	43880	361 Services Inc	General and administrative expenses	5,137.50
1/21/2016	43881	All American Records	General and administrative expenses	167.27
1/21/2016	43882	Alsco	Field operating expenses	665.98
1/21/2016	43883	Atlas Automation	Field operating expenses	1,965.00
1/21/2016	43884	CenturyLink	General and administrative expenses	132.40
1/21/2016	43885	Computershare Trust Co, Inc.	General and administrative expenses	564.71
1/21/2016	43886	Culligan, Inc.	General and administrative expenses	30.00
1/21/2016	43887	Davis Construction	Field operating expenses	518.83
1/21/2016	43888	Dunn Trucking, Inc.	Field operating expenses	5,535.00
1/21/2016	43889	Faegre Baker Daniels LLP	Professional fees - Creditor counsel	2,329.98
1/21/2016	43890	Fed Ex	General and administrative expenses	85.19
1/21/2016	43891	Homax Oil Sales Inc.	Field operating expenses	1,155.47
1/21/2016	43892	Kawcak, Inc.	Field operating expenses	610.50
1/21/2016	43893	Kutner Brinen Garber, P.C.	Professional Fees - Unsecured Creditors	8,212.24
1/21/2016	43894	PDS Energy Information Inc.	General and administrative expenses	2,311.56
1/21/2016	43895	Rawlins Automotive, Inc.	Field operating expenses	729.06
1/21/2016	43896	Roberto Lopez-Zaragoza	Employee expense reimbursement	13.46
1/21/2016	43897	Rocky Mountain Oil Journal	General and administrative expenses	268.45
1/21/2016	43898	Skyline Motors Inc.	Field operating expenses	331.78
1/21/2016	43899	Staples Advantage	Field operating expenses	76.30
1/21/2016	43900	Todd Hathaway	General and administrative expenses	2,306.25
1/21/2016	43901	United Site Services of NV,Inc	Field operating expenses	812.88
1/21/2016	43902	Verian Techologies LLC	General and administrative expenses	2,547.95
1/21/2016	43903	Warrior Welding & Backhoe	Field operating expenses	90.00
1/21/2016	43904	Western Star Communications	Field operating expenses	153.00
1/22/2016	43905	Seidel Technologies, LLC	Field operating expenses	3,000.00
1/27/2016	43906	361 Services Inc	General and administrative expenses	7,152.00
1/27/2016	43907	Anadarko E&P Onshore LLC	Joint interest billing payment	3,070.68
1/27/2016	43908	Arthur J. Gallagher	General and administrative expenses	16,490.00
1/27/2016	43909	Atlas Automation	General and administrative expenses	795.00
1/27/2016	43910	BreitBurn Operating LP	Joint interest billing payment	3,811.48

1/27/2016	43911	Burlington Resources	Joint interest billing payment	21,281.92
1/27/2016	43912	CSI Compressco Inc.	Field operating expenses	17,111.71
1/27/2016	43913	Chaco Energy Co.	Joint interest billing payment	484.82
1/27/2016	43914	Chevron USA, Inc.	Joint interest billing payment	893.19
1/27/2016	43915	Davis Construction	Field operating expenses	518.83
1/27/2016	43916	Dubois Telephone Exchange	Field operating expenses	284.83
1/27/2016	43917	Dunn Trucking, Inc.	Field operating expenses	1,482.00
1/27/2016	43918	Emtech Inc.	Field operating expenses	8,320.00
1/27/2016	43919	Forestar Petroleum Corp.	Joint interest billing payment	2,208.71
1/27/2016	43920	GMT Exploration Comp. LLC	Joint interest billing payment	4,386.06
1/27/2016	43921	Homax Oil Sales Inc.	Field operating expenses	5,627.42
1/27/2016	43922	Integra Telecom	General and administrative expenses	668.16
1/27/2016	43923	John McDiffett	Employee expense reimbursement	324.74
1/27/2016	43924	KLX Energy Services LLC	Field operating expenses	1,805.71
1/27/2016	43925	LC Resources LLC	General and administrative expenses	6,875.00
1/27/2016	43926	Manager of Finance	General and administrative expenses	12.00
1/27/2016	43927	Merrill Communications LLC	General and administrative expenses	25.00
1/27/2016	43928	Moncrief Royalty Account	Joint interest billing payment	1,174.86
1/27/2016	43929	Montex Drilling Company	Joint interest billing payment	986.34
1/27/2016	43930	Office of State Lands & Invest	Payment of royalties/overrides	4,579.83
1/27/2016	43931	Oil & Gas Conservation Comm.	Conservation Tax - November 2015	286.57
1/27/2016	43932	PRE Resources Rockies, L.P.	Joint interest billing payment	282.21
1/27/2016	43933	Robidoux Oilfield Services	Field operating expenses	108.46
1/27/2016	43934	SM Energy	Joint interest billing payment	266.56
1/27/2016	43935	Singer & Levick, P.C.	Professional Fees - Unsecured Creditors	30,503.56
1/27/2016	43936	Staples Advantage	General and administrative expenses	197.29
1/27/2016	43937	Support.com, Inc.	General and administrative expenses	2,193.00
1/27/2016	43938	The United States Trustee	Bankruptcy 4th Qtr 2015 fee	10,400.00
1/27/2016	43939	UPS	General and administrative expenses	101.41
1/27/2016	43940	Zavanna, LLC	Joint interest billing payment	616.31
1/27/2016	43942	Ryan Durossette	General and administrative expenses	1,760.00
1/28/2016	43943	Warren Energy Services	Joint interest billing payment	164,455.50
1/28/2016	43944	Wyoming Depart of Revenue	Severance Tax 11/2015	42,992.13
1/27/2016	debit card	Towne Park	General and administrative expenses	1,152.99
1/14/2016	debit card	CED Inc.	Field operating expenses	363.43
1/26/2016	debit card	CED Inc.	Field operating expenses	285.14
1/26/2016	debit card	Wyoming Machinery Comp.	Field operating expenses	1,597.55
1/22/2016	debit card	Nalco Company	Field operating expenses	3,305.14
1/21/2016	debit card	Nalco Company	Field operating expenses	4,328.29
1/15/2016	debit card	Grainger	Field operating expenses	913.75
1/13/2016	debit card	Drummond Refrigeration LLC	Field operating expenses	64.28
1/6/2016	debit card	Grainger	Field operating expenses	1,041.21
1/4/2016	debit card	Rtd	General and administrative expenses	1,089.00
1/4/2016	debit card	Rtd	General and administrative expenses	99.00
1/19/2016	debit card	Measurement Systems	Field operating expenses	1,671.61

1/15/2016	debit card	Bankcard Center	General and administrative expenses	141.66
1/25/2016	debit card	State of North Dakota	General and administrative expenses	50.00
1/29/2016	debit card	Grainger	Field operating expenses	215.61
1/13/2016	debit card	Winn-Marion Barber, LLC	Field operating expenses	6,338.99
1/26/2016	debit card	Measurement Systems	Field operating expenses	1,048.76
1/21/2016	bank charge	Vectra Bank	General and administrative expenses	446.66
1/31/2016	bank charge	ANB Bank	Prior period balance adjustment	4.84
1/20/2016	wire	Rocky Mountain Power	Field operating expenses	150,000.00
1/29/2016	wire	Foundation Energy	Acquisition of interest in Catalina PA "A"	51,224.16
1/6/2016	wire	Office of Natural Resources	Payment of royalties/overrides	2,320.00
1/4/2016	wire	Discovery Outsourcing LLC	Company Payroll - period ending 01/06/16	25,909.28
1/13/2016	wire	Discovery Outsourcing LLC	Company Payroll - period ending 01/15/16	105,001.53
1/26/2016	wire	Discovery Outsourcing LLC	Company Payroll - period ending 01/29/16	86,931.97

			Total Cash Disbursements	$1,462,331.98	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    January 31,  2016

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$8,328,946	$10,037,754
Accounts Receivable (from Form 2-E)		1,516,727	1,843,543
Receivable from Officers, Employees, Affiliates		142,746	408,716
Inventory		2,084,245	1,995,798
Other Current Assets :(List)	Cash held in escrow	303,397	303,393
	Prepaid expenses and deposits	609,638	709,197
	Hedge-related current assets	59,522	203,570
Total Current Assets		$13,045,221	$15,501,971

Fixed Assets:
Land		$1,169,011	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,300,760	166,099,098
Total Fixed Assets		167,469,771	167,268,109
Less: Accumulated Depreciation		(109,188,375)	(107,050,551)
Net Fixed Assets		$58,281,396	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	104,485	104,484
TOTAL ASSETS		$76,703,620	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$825,506	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		113,868	-
Post-petition Taxes Payable (from Form 2-E)		237,793	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	398,682	-
	Other accrued liabilities and expenses	376,385	-
Total Post Petition Liabilities		$1,952,235	$2,548

Pre Petition Liabilities:
Secured Debt		40,986,182	42,874,598
Priority Debt		104,188	178,428
Unsecured Debt		10,538,629	11,429,928
Total Pre Petition Liabilities		51,628,999	54,482,954

TOTAL LIABILITIES		$53,581,233	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(3,483,523)	-
TOTAL OWNERS' EQUITY		$23,122,387	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$76,703,620	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    January 1,  2016 to January 31,  2016

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$625,231	$2,689,619
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$625,231	$2,689,619

Cost of Goods Sold	808,465	2,446,180

Gross Profit	$(183,235)	$243,439

Operating Expenses:
Officer Compensation	$53,844	$214,602
Selling, General and Administrative	146,868	435,297
Rents and Leases	0	42,398
Depreciation, Depletion and Amortization	699,457	2,137,825
Other (list):	0	0
	0	0

Total Operating Expenses	$900,169	$2,830,122

Operating Income (Loss)	$(1,083,403)	$(2,586,683)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	0
Interest Income	765	3,318
Interest Expense	(136,507)	(406,730)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(135,742)	$(403,412)

Reorganization Expenses
Legal and Professional Fees	$194,498	$493,428
Other Reorganization Expense	0	0

Total Reorganization Expenses	$194,498	$493,428

Net Income (Loss) Before Income Taxes	$(1,413,643)	$(3,483,523)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(1,413,643)	$(3,483,523)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    January 1,  2016 to January 31,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	25,684	(25,684)	$ -
Employee FICA taxes withheld	$ -	12,641	(12,641)	$ -
Employer FICA taxes	$ -	12,654	(12,654)	$ -
Unemployment taxes	$ -	681	(681)	$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -	5,884	(5,884)	$ -
Other:_state income tax withheld	$ -	2,778	(2,778)	$ -
Local
Personal property taxes	$ 85,057	40,822		$ 125,878
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 76,425	78,838	(43,347)	$ 111,915
			Total unpaid post-petition taxes	$ 237,793

(1)  For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2016	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2016	6/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2016	6/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2016	6/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	7/1/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    January 1,  2016 to January 31,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables			4,015	487,537	491,552
Post-petition receivables	889,409	50,830	84,936		1,025,175
Total	889,409	50,830	88,952	487,537	1,516,727

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	603,410	212,851	1,923	7,322	825,506
Other Payables
Total	603,410	212,851	1,923	7,322	825,506

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel	$ 70,000	$ 65,000			$ 65,000
Counsel for Unsecured
Creditors' Committee		$ 42,703	($38,716)		$ 12,344
Trustee's Counsel
Accountant
Creditor Counsel	$ 190,286	$ 35,000	($2,330)		$ 35,000
Creditor Advisors	$ 109,498	$ 51,795	($51,795)
Other:		$ 231			$ 1,524
Total	$ 369,784	$ 194,729	($92,841)		$ 113,868
*Balance due to include fees and expenses incurred but not yet paid.
SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Charles Chambers	Chief Executive Officer		Compensation - 1/15, 1/29		$ 23,076
Gary Grinsfelder	Chief Operating Officer		Compensation - 1/15, 1/29		15,384
Gary Grinsfelder	Chief Operating Officer		Expense reimbursement - 1/4		3,924
Adam Fenster	Chief Financial Officer		Compensation - 1/15, 1/29		15,384
Adam Fenster	Chief Financial Officer		Expense reimbursement - 1/8		1,405
Brent Hathaway	Director		Board fees - Q1 2016		17,500
Roy G. Cohee	Director		Board fees - Q1 2016		17,500
Taylor Simonton	Director		Board fees - Q1 2016		18,750

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           January 31,  2016

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016	$	$ 1,537,156
February	2016		$ 0
March	2016		$ 0

TOTAL 1st Quarter		$	$ 1,537,156	$

April		$	$ 0
May			$ 0
June			$ 0

TOTAL 2nd Quarter		$	$ 0	$

July		$	$ 0
August			$ 0
September			$ 0

TOTAL 3rd Quarter		$	$ 0	$

October	2015	$	$ 0
November	2015		$ 398,425
December	2015		$ 2,969,798

TOTAL 4th Quarter		$	$ 3,368,223	$	$ 10,400	43938	January 27, 2016

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    January 31,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

On January 26, 2016, the Debtor filed its Plan of Reorganization Proposed by Debtor Dated January 26, 2016 with the Court. The Debtor subsequently filed its Disclosure for Statement Plan of Reorganization Proposed by Debtor Dated January 26, 2016 on February 8, 2016. The Plan contemplates the Debtor emerging as a private company towards the later part of Spring 2016. In connection with reorganizing under the Plan, the Debtor's overhead expenses are expected to be reduced by approximately 50% as compared with those incurred on a pre-petition basis.

From January 1st through January 31st, there were no unusual or non-recurring accounting transactions reflected in the accompanying financial statements.

The Debtor has incurred significant book losses since filing for bankruptcy, which is primarily due to lower revenue being generated as a result of declining natural gas commodity prices. A substantial portion of the Debtor's book losses are non-cash in nature, specifically resulting from depreciation, depletion, and amortization and interest (amortization of debt fees) expenses. To the extent it deems appropriate, the Debtor may explore alternative options to the Plan, if any, to preserve the Debtor's value.

Rev. 1/15/14